Exhibit 4.5

028542

NUMBER LB

SHARES

Lakeland bancorp, inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

CUSIP 511637 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

SPECIMEN

is the owner of

SHARES OF THE COMMON STOCK OF

LAKELAND BANCORP, INC., (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the amendments thereto, to all of which provisions the holder, by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Corporation and the signatures of its authorized officers.

LAKELAND BANCORP, INC. INCORPORATED 1989 NEW JERSEY

Dated:

LAKELAND BANCORP, INC.

Secretary

Chairman of the Board

AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
Transfer Agent and Registrar

By

Authorized Signature

The following abbreviations, when used in the instructions on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	Custodian
TEN ENT	–	as tenants by the entireties			______ (Cust) (Minor)_____
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minor
Act _________________
(State)

Additional abbreviation may also to be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                                                                                                                                                                                                                          Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15

Until the Separation Time (as defined in the Rights Plan referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Plan, dated as of August 24, 2001, as amended, between Lakeland Bancorp, Inc. (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Plan, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate or Associate thereof, as such terms are defined in the Rights Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Plan to the holder of this certificate without charge after the receipt of a written request thereof.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.